UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2005

AMERICAN ECOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I,
300 E. Mallard, Suite 300
Boise, Idaho		83706
(Address of principal executive offices)		(Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Item 2.06	Material Impairments

On December 1, 2005 the Company issued a press release titled “AMERICAN ECOLOGY INCREASES CLOSURE, POST-CLOSURE RESERVE FOR NON-OPERATING TEXAS FACILITY” disclosing that a $542,000 charge would be recorded in the Fourth Quarter.

A copy of the press release is attached as exhibit 99 and incorporated by reference herein.

Exhibit 99	Press Release, dated December 1, 2005, entitled “AMERICAN ECOLOGY INCREASES CLOSURE, POST-CLOSURE RESERVE FOR NON-OPERATING TEXAS FACILITY”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: December 1, 2005	By:	/S/ James R. Baumgardner
James R. Baumgardner
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99	Press Release, dated December 1, 2005, entitled “AMERICAN ECOLOGY INCREASES CLOSURE, POST-CLOSURE RESERVE FOR NON-OPERATING TEXAS FACILITY”